Exhibit 99.1

CASE NAME: LandAmerica Financial Group, Inc. et al.			ACCRUAL BASIS
CASE NUMBER: 08-35994
JUDGE: Kevin R. Huennekens

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: MARCH 31, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-8) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

G. WILLIAM EVANS	May 15, 2009
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF PREPARER		TITLE

G. WILLIAM EVANS	May 15, 2009
PRINTED NAME OF PREPARER		DATE

LANDAMERICA FINANCIAL GROUP, INC. ET. AL.
NOTES TO THE MONTHLY OPERATING REPORT
MONTH ENDED: MARCH 31, 2009

1.	The accompanying financial statements as presented are not prepared in accordance with Generally Accepted Accounting Principles (“GAAP”).

2.
While the Debtor and its professionals have made every reasonable effort to ensure that the Debtor’s Monthly Operating Reports are accurate and complete, based upon information that was available to them at the time of preparation, inadvertent errors or omissions may exist and the subsequent receipt of information and/or further review and analysis of the Debtor’s books and records may result in changes to financial data and other information contained in the Monthly Operating Reports.  Moreover, because the Monthly Operating Reports contain unaudited information which is subject to further review and potential adjustment, the Debtor and its agents, attorneys and financial advisors cannot guarantee or warrant the accuracy or completeness of the data that is provided herein.

3.
The preparation of the Monthly Operating Reports required the Debtor and its agents, attorneys and financial advisors to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities and the reported amounts of expenses during the reporting period.  Actual results could differ from those estimates.  Without prior notice, the Debtor may amend its Monthly Operating Reports as it deems necessary and appropriate to reflect material changes, if any, that arise during the pendency of its chapter 11 case.  The Debtor, therefore, reserves the right to amend the Monthly Operating Reports in all respects as may be necessary or appropriate, including, but not limited to, the right to assert offsets or defenses to, or to dispute, any claim reflected on the Monthly Operating Reports.  Furthermore, nothing contained in the Monthly Operating Reports shall constitute a waiver of the Debtor’s rights with respect to its chapter 11 case.

LandAmerica Financial Group, Inc.	ACCRUAL BASIS-1
Balance Sheet
As of March 31, 2009
Case No: 08-35994
($ thousands)

Assets

Cash	$104,122
Notes:
Fidelity National Title	50,000
Other	12,975

Investments:
Fidelity National Title stock	71,283

Taxes receivable	21,856
Property and equipment	15,767
Title Plants	945
Other assets	64,869
Investments in subsidiaries and consolidated joint ventures	684,298
Intercompany receivable	244,787

Total Assets	$1,270,904

Liabilities

Accounts payable and accrued liabilities	$20,750
Liabilities subject to compromise	493,737

Total Liabilities	514,487

Total Shareholders' Equity	756,417

Total Liabilities and Shareholders' Equity	$1,270,904

LandAmerica Financial Group, Inc.		ACCRUAL BASIS-2
Statement of Operations
Case No: 08-35994
($ thousands)

	Mar 09	Cumulative Case to Date
Revenue
Investment and other income	$217	$837
Valuation adjustment related to Fidelity National Title stock	18,647	21,220

Total Revenue	18,864	22,057

Expenses
General, administrative and other expenses	3,649	14,112
Depreciation and amortization	328	1,345
Interest Expense (1)	6	250
Loss on disposal of subsidiaries (2)	-	756,648

Total Expenses	3,984	772,355

Net Gain /(Loss) before income taxes	14,880	(750,298)

Income tax	3,747	3,398

Net Gain/(Loss)	$11,133	$(753,696)

Notes:
(1) - Non-cash amortization of deferred financing costs
(2) - Loss related to the sale of the certain subsidiaries to Fidelity National Title Insurance Company ("Fidelity") as part of the Asset Purchase Agreement

LandAmerica Financial Group, Inc.		ACCRUAL BASIS-3
Schedule of Cash Receipts and Disbursements
Case No: 08-35994
($ thousands)

	Mar '09	Cumulative
Opening Cash and Cash Equivalents

Held for the benefit;
LandAmerica Financial Group, Inc.	$76,016	$2,774
Underwriters	7,872	(9,832)
Retained subsidiaries	16,360	-

Opening Cash	100,248	(7,058)

Cash Receipts

Collections received for the benefit of;
Underwriters[1]	2,003	131,061
Retained subsidiaries [2]	1,303	36,651

Payment reimbursements by;
Underwriters[1]	30,731	117,185
Retained subsidiaries [2]	16,277	112,975

Proceeds from sale of the Underwriting businesses;
LandAmerica Financial Group, Inc.	-	75,539
Retained subsidiaries	-	12,005

Other Receipts	906	6,887

Total Receipts	51,221	492,304

Cash Disbursements

Related to LandAmerica Financial Group, Inc.
Payroll	1,291	1,633
Rent & other occupancy costs	510	2,022
Insurance	190	1,125
Leases	135	509
Payables	114	647
Bankruptcy Professional Fees	2,516	5,957
Other	279	1,419

Total	5,033	13,312

Payments made for the benefit of;
Underwriters[1]	28,828	226,635
Retained subsidiaries [2]	13,484	141,176

Total Disbursements	47,346	381,123

Net Cash Flow	3,875	111,180

Ending Cash and Cash Equivalents	$104,122	$104,122

Ending Cash and Cash Equivalents

Held for the benefit;
LandAmerica Financial Group, Inc.	$71,889	$71,889
Underwriters	11,778	11,778
Retained subsidiaries	20,455	20,455

Total	$104,122	$104,122

Notes:
1 - Represents cash activity on behalf of subsidiaries that were acquired by Fidelity on December 22, 2008
2 - Represents cash activity on behalf of subsidiaries that were retained by LandAmerica Financial Group, Inc.

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-4
CASE NUMBER: 08-35994

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT
1.	0-30	-
2.	31-60	-
3.	61-90	-
4.	91+	-
5.	TOTAL ACCOUNTS RECEIVABLE	-
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	-	-	-	-

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	March 2009

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER	$-	-	-	-	$-
5.	TOTAL TAXES PAYABLE	$-	$-	$-	$-	$-

6.	ACCOUNTS PAYABLE	$14,196,404	$-	$-	$-	$14,196,404

STATUS OF POSTPETITION TAXES			MONTH:	March 2009

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**	-	839,502	839,502	-
2.	FICA-EMPLOYEE**	-	546,628	546,628	-
3.	FICA-EMPLOYER**	565,983	541,762	-	1,107,745
4.	UNEMPLOYMENT	-	(552,913)	13,070	(565,983)
5.	INCOME	-	-	-	-
6.	OTHER (ATTACH LIST)	-	-	-	-
7.	TOTAL FEDERAL TAXES	565,983	1,374,979	1,399,200	541,762
STATE AND LOCAL		-	-	-	-
8.	WITHHOLDING	-	265,285	265,285	-
9.	SDI/UC	-	20,333	20,333	-
10.	SALES	-	-	-	-
11.	EXCISE	-	-	-	-
12.	UNEMPLOYMENT	-	110,173	110,173	-
13.	REAL PROPERTY	-	-	-	-
14.	PERSONAL PROPERTY	-	-	-	-
15.	OTHER (ATTACH LIST)	-	-	-	-
16.	TOTAL STATE & LOCAL	-	395,791	395,791	-
17.	TOTAL TAXES	565,983	1,770,770	1,794,991	541,762

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-5
CASE NUMBER: 08-35994

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	March 2009
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		SEE EXHIBIT A
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$ 104,122,080
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.					$-
9.
10.
11.	TOTAL INVESTMENTS			$ -	$-

CASH

12.	CURRENCY ON HAND	$-

13.	TOTAL CASH - END OF MONTH	$104,122,080

CASE NAME: LandAmerica Financial Group, Inc. et al.	EXHIBIT A
CASE NUMBER: 08-35994	March 31, 2009

G/L Acct #	Bank/Institution	Description	Account Number	Bank Balance	GL Balance	Reconciled as of 03/31/09
Cash
10100	Sun Trust	Business Checking	1000032220310	142,348	142,287	Y
10115	Bank of America	Depository Account	4111809057	48,481	48,483	Y
10121	SunTrust	Business Checking	8801884902	321	-	Y
10125	Sun Trust	Business Checking	8800603469	9,236,612	5,598,300	Y
10130	Sun Trust	Business Checking	1000032219734	270,358	270,400	Y
10135	SunTrust	Business Checking	8800731724	44,043	43,975	Y
10140	Sun Trust	Business Checking	1000025408203	35,722	-	Y
10145	Bank of America	Disbursement Account	7313701365	520,411	389,900	Y
10150	Citibank	Depository Account	9945360647	2,869,212	2,970,583	Y
10172	Wachovia	Business Checking	2000010970173	4,325	4,267	Y
10175	Sun Trust	Business Checking	8800603980	6,932,358	(5,232,700)	Y
10180	Sun Trust	Business Checking	8800543152	-	-	Y
10203	Bank of America	Depository Account	4128630206	146,389	146,362	Y
10205	Wachovia	Business Checking	2079900075562	579	-	Y
10261	Citibank	Depository Account	9945360866	-	-	Y
10280	Wachovia	Business Checking	2000003393987	-	-	Y
10281	Comerica	Business Checking	1851133668	-	-	Y
10282	Wells Fargo	Depository Account	4496797275	-	58,400	Y
10283	Union Bank of California	Depository Account	9100684400	-	-	Y
10284	Bank of America	Depository Account	4122854745	-	-	Y
10285	PNC	Business Checking	8614967773	-	-	Y
10286	Bank of America	Depository Account	9427836561	-	-	Y
10287	JP Morgan	Depository Account	29096368	-	-	Y
10288	JP Morgan	Business Checking	363152834	-	-	Y
10301	Bank of America	Business Checking	480112398	2,977,254	2,766,000
10306	SunTrust	Business Checking	1000025408005	-	-	Y

	Total Cash:			$23,228,414	$7,206,258

Cash Equivalents
11254	SunTrust	Ridgeworth Money Mgmt Fund	8801884902-002	9,261,000	9,308,223
11255	Citibank Smith Barney	Money Market Investments	170-09815	87,607,675	87,607,600

	Total Cash Equivalents:			$96,868,675	$96,915,823

Total Cash and Cash Equivalents				$120,097,090	$104,122,080

CASE NAME: LandAmerica Financial Group, Inc. et al.		ACCRUAL BASIS-6
CASE NUMBER: 08-35994

	MONTH:	March 2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	SEE EXHIBIT B
2.
3.
4.
5.
12.	TOTAL PAYMENTS TO INSIDERS (1)		$ 17,000	$ 94,095

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID * (3)
1.	Williams Mullen			$24,022	$134,195	$23,563
2.	ZolfoCooper			1,067,064	1,996,284	-
3.	McGuire Woods			595,130	1,256,467	208,589
4.	Willkie Farr			392,672	1,505,318	258,132
5.	Epiq			106,855	251,206	-
6.	Alvarez & Marsal			195,110	517,596	87,155
7.	LeClair Ryan			128,514	290,270	49,572
8.	Porte Advertising			17,957	17,957	-
6.	TOTAL PAYMENTS TO TO PROFESSIONALS (2)		$ -	$2,527,324	$5,969,294	$627,012

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.		$-	$-	$-
2.
3.	TOTAL	$-	$-	$-

(1)
Effective February 1, 2009, all employees of LandAmerica Financial Group, Inc. (“LFG”) and its affiliates (collectively with LFG, “LandAmerica”) who were previously employed by Lawyer’s Title Insurance Corporation (“LTIC”) became employees of LFG.  All payments referenced were made in accordance with LandAmerica’s cash management system as fully described in LFG’s Motion for Order Authorizing: (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to Bank Accounts; and (D) an Extension of Time for the Debtor to Comply with Section 345 of the Bankruptcy Code and as approved by the Bankruptcy Court’s December 2, 2008 Order Authorizing (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to Bank Accounts; and (D) an Extension of Time for the Debtor to Comply with Section 345 of the Bankruptcy Code (the LFG Cash Management Order).

During the month of February 2009, LFG made ordinary course payments for directors' fees and reimbursable expenses of $479.  See Exhibit B.  Ordinary course salary and benefits have been excluded.  No other payments have been made to insiders during the reporting period.

(2)
Fees and expenses paid in accordance with Order Under Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation entered December 21, 2008 and/or the respective professionals' retention orders.

(3)
Total incurred and unpaid represents 15% holdback of fees as required per Order Under Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation entered December 21, 2008.

CASE NAME: LandAmerica Financial Group, Inc. et al.	EXHIBIT B
CASE NUMBER: 08-35994	March 31, 2009

Name	Type of Payment	January	February	March	Amount Paid to Date

Janet A. Alpert	Reimbursable Travel Expenses	$566	$-	$-	$566
Janet A. Alpert	Directors' Fees	4,675	-	-	4,675
Michael Dinkins	Directors' Fees	1,700	-	-	1,700
Charles Foster	Directors' Fees	1,700	-	-	1,700
John P. McCann	Directors' Fees	8,075	-	3,400	11,475
Dianne M. Neal	Reimbursable Travel Expenses	1,268	-	-	1,268
Dianne M. Neal	Directors' Fees	3,400	-	-	3,400
Robert F. Norfleet	Directors' Fees	11,050	-	3,400	14,450
Robert T. Skunda	Directors' Fees	8,075	-	3,400	11,475
Julious P. Smith	Directors' Fees	1,700	-	-	1,700
Thomas G. Snead	Directors' Fees	13,388	-	3,400	16,788
Dr. Eugene P. Trani	Directors' Fees	4,675	-	-	4,675
Gale K. Caruso	Reimbursable Travel Expenses	823	479	-	1,302
Gale K. Caruso	Directors' Fees	5,950	-	-	5,950
Marshall B. Wishnack	Reimbursable Travel Expenses	1,497	-	-	1,497
Marshall B. Wishnack	Directors' Fees	8,075	-	3,400	11,475
Total Cash:		$76,617	$479	$17,000	$94,095

CASE NAME: LandAmerica Financial Group, Inc. et al.			ACCRUAL BASIS-7
CASE NUMBER: 08-35994

	MONTH:	March 2009

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE		X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES	X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE		X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE	X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2.
Pursuant to the LFG Cash Management Order, the Debtor is authorized to continue using its existing prepetition bank account and cash management system.  All postpetiton disbursements have been in accordance with the LFG’s cash management system and the LFG Cash Management Order.

3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
4.
Pursuant to authority granted to LFG under certain orders entered by the Bankruptcy Court on the first day of LFG’s bankruptcy case, LFG has made certain payments on various prepetition liabilities during the reporting period.

11.
Effective February 1, 2009, all employees of LandAmerica who were previously employed by LTIC became employees of LFG.  Prepetition withholding and other taxes associated with these employees has been paid by LFG in accordance with LandAmerica’s cash management system, the LFG Cash Management Order and the Bankruptcy Court’s November 28, 2008 Order: (A) Authorizing Payment of Prepetition (1) Wages, Salaries and Other Compensation; (2) Employee Medical and Similar Benefits; (3) Reimbursable Employee Expenses; and (4) Other Miscellaneous Employee Expenses and Benefits; and (B) Granting Related Relief (the “Prepetition Wage Order”).

12.
Effective February 1, 2009, all employees of LandAmerica who were previously employed by LTIC became employees of LFG.  Pre and Postpetition wages associated with these employees has been paid by LFG in accordance with LandAmerica’s cash management system, the LFG Cash Management Order and the Prepetition Wage Order.

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
N/A

CASE NAME: LandAmerica Financial Group, Inc. et al.			ACCRUAL BASIS-8
CASE NUMBER: 08-35994

	MONTH:	March 2009

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Commercial Umbrella $35 mil Primary	Zurich	10/1/08-10/1/09	$109,686	AT INCEPTION
Commercial Umbrella 1st Excess $40mil	FFIC	10/1/08-10/1/09	44,100	AT INCEPTION
Commercial Umbrella 2nd Excess $25mil	Travelers	10/1/08-10/1/09	22,400	AT INCEPTION
Dir & Off $15M Primary	HCC	10/30/08-10/30/09	995,000	AT INCEPTION
Dir & Off $15M 1st Excess	Zurich	10/30/08-10/30/09	845,750	AT INCEPTION
Dir & Off 2nd Excess	CNA PRO	10/30/08-10/30/09	718,887	AT INCEPTION
Dir & Off 3rd Excess	Allied World	10/30/08-10/30/09	611,000	AT INCEPTION
Dir & Off 4th Excess	Arch	10/30/08-10/30/09	611,050	AT INCEPTION
Dir & Off 5th Excess	AIG	10/30/08-10/30/09	514,254	AT INCEPTION
Dir & Off 6th Excess - Side A	Max Bermuda	10/30/08-10/30/09	350,000	AT INCEPTION
Dir & Off 7th Excess - Side A	Ariel Re	10/30/08-10/30/09	160,000	AT INCEPTION
Dir & Off 6-yr ERP Capital Title	St. Paul Mercury Ins Co.	10/06-10/12	239,889	AT INCEPTION
E&O Employed Lawyers	Illinois Union Ins.	11/11/08-11/11/09	91,828	AT INCEPTION
Misc. E&O	Illinois Union Ins.	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Assessment Corp	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Inspection Services	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Search Services	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	LoanCare	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Credit Services	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	OneStop	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Valuation Corporation	12/31/08-12/31/09	392,117	AT INCEPTION
Crime (Primary)	RLI Insurance Company	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (1st Excess)	Westchester Fire	12/31/08-12/31/09	9,000	AT INCEPTION
Crime (2nd Excess)	Liberty Mutual	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (3rd Excess)	U.S. Specialty	12/31/08-12/31/09	77,613	AT INCEPTION
Centennial Bank Fidelity Bond	Chubb	12/31/08-12/31/09	9,000	AT INCEPTION
Fiduciary Primary	Arch Ins. Co.	12/31/08-12/31/09	175,000	AT INCEPTION
Fiduciary Excess	Landmark American Ins. Co.	12/31/08-12/31/09	139,060	AT INCEPTION
Contractors Pollution	Illinois Union Ins.	12/31/08-12/31/09	157,526	AT INCEPTION
Group Personal Excess	Chubb	10/1/08-10/1/09	17,760	AT INCEPTION
Aviation - Commercial	USAIG	11/16/08-11/16/09	27,450	AT INCEPTION
Auto - MA only	Sentry	10/1/08-10/1/09	7,250	MONTHLY
Auto All Other	Sentry	10/1/08-10/1/09	9,000	AT INCEPTION
Commercial Package	Lexington	10/1/08-10/1/09	220,860	AT INCEPTION
General Liability	Sentry	10/1/08-10/1/09	80,844	AT INCEPTION
Workers Comp Ded. Monthly Instal.	Sentry	10/1/08-10/1/09	364,708	MONTHLY
Workers Comp Retro Monthly Instal.	Sentry	10/1/08-10/1/09	38,567	MONTHLY
Mortgage Protection	Zurich	10/1/08-10/1/09	500	AT INCEPTION